--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                   July 31, 1999



Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, the Federal Reserve's Federal Open Market Committee increased short-term interest rates by 25 basis points in June, citing a concern that inflation might start to accelerate.

     In tandem with the Fed's recent rate tightening, BlackRock has taken a defensive interest rate stance. With the Treasury curve currently pricing in the possibility of another Fed tightening by year-end, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's semi-annual financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.

Sincerely,


/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1999



Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock Advantage Term Trust Inc. ("the Trust") for the six months ended June 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BAT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2005 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

     The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                             -------------------------------------------------------------------
                              6/30/99        12/31/98        CHANGE         HIGH           LOW
------------------------------------------------------------------------------------------------
STOCK PRICE                   $ 9.6875        $9.8125        (1.27%)      $ 9.875       $ 9.5625
------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)         $10.50         $11.07          (5.15%)      $11.12        $10.33
------------------------------------------------------------------------------------------------
10-YEAR TREASURY NOTE           5.78%          4.65%         24.30%         6.03%         4.61%
------------------------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the second quarter of 1999 is estimated at an annual rate of 3.5%-4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. In spite of strong domestic economic growth, inflationary forces continue to remain contained; still, the Federal Reserve chose to raise its target for the federal funds rate from 4.75% to 5.00% at its June meeting. The Fed cited an easing of financial strain, tight labor markets and a firming of foreign economies in the release accompanying the move. The Fed dropped its tightening bias to a neutral bias, which should reduce the likelihood of another hike at the August 24th meeting. However, an additional 25-50 basis points of tightening by year end is possible, as the combination of a very strong domestic economy and an improving situation in Europe and Japan may allow for tighter monetary policy.

     U.S. Treasury securities dramatically reversed their fourth quarter gains in the first half of 1999. The yield of the 10-Year Treasury posted a net decline of 113 basis points (1.13%), beginning 1999 at 4.65% and closing on June 30, 1999 at 5.78%. Strong economic numbers led the Federal Reserve to adopt a tightening bias on May 18, 1999 and ultimately raised interest rates by 25 basis points on June 30, 1999. The Federal Reserve eased rates by 0.75% in 1998 because of the global financial crisis but cited in their June 1999 meeting "Since then much of the financial strain has eased, foreign economies have firmed and economic activity in the U.S. has moved forward at a brisk pace." We anticipate Treasuries will trade in a relatively narrow range for the balance of 1999 unless the Fed takes further action.

     As interest rates rose and alleviated prepayment fear, mortgage securities outperformed the broader investment grade bond market. For the period ended June 30th the LEHMAN BROTHERS MORTGAGE INDEX posted a 0.53% total return versus -1.39% for the LEHMAN BROTHERS AGGREGATE INDEX. After significantly underperforming Treasuries in 1998 mortgages experienced a significant rally late in 1998 following through into the first quarter of 1999. Although yields have tightened significantly from their crisis levels in 1998, mortgages remain compelling as a record issuance has come to market and kept yields attractive. Although higher mortgage rates have reduced prepayment fears, mortgage rates still remain at historically low levels.

     Investment grade corporate securities underperformed the broader investment grade bond market, as corporates measured by the MERRILL LYNCH U.S. CORPORATE MASTER INDEX returned -2.52%, as compared to the LEHMAN BROTHERS AGGREGATE INDEX'S -1.39%. Corporate profitability continues to be the driving factor of corporate bond performance and profit growth remains under pressure from overseas markets and a strong labor market. Deteriorating fundamentals (four times as many downgrades as upgrades in the first quarter according to S&P) combined with weakening profit growth and increased issuance will continue to pressure the corporate market. Investor appetite for credit and liquidity risk remains suppressed after last year's volatility. We anticipate new supply to start to taper off early in the fourth quarter and relieve some of the pressure that investment grade corporates have been experiencing.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following charts compare the Trust's current and December 31, 1998 asset composition and credit rating.

-----------------------------------------------------------------------------------------
                          THE BLACKROCK ADVANTAGE TERM TRUST INC.
-----------------------------------------------------------------------------------------
     COMPOSITION                                       JUNE 30, 1999    DECEMBER 31, 1998
-----------------------------------------------------------------------------------------
     Zero-Coupon Bonds                                       40%             42%
-----------------------------------------------------------------------------------------
     U.S. Government Securities                              11%              9%
-----------------------------------------------------------------------------------------
     Corporate Bonds                                         11%             11%
-----------------------------------------------------------------------------------------
     Commercial Mortgage-Backed Securities                    7%              8%
-----------------------------------------------------------------------------------------
     Interest-Only Commercial Mortgage-Backed Securities      5%             4%
-----------------------------------------------------------------------------------------
     Agency Multiple Class Mortgage Pass-Throughs             5%              6%
-----------------------------------------------------------------------------------------
     Inverse-Floating Rate Mortgages                          4%              4%
-----------------------------------------------------------------------------------------
     Taxable Municipal Bonds                                  4%              4%
-----------------------------------------------------------------------------------------
     Interest-Only Mortgage-Backed Securities                 4%              3%
-----------------------------------------------------------------------------------------
     Mortgage Pass-Throughs                                   4%              4%
-----------------------------------------------------------------------------------------
     Asset-Backed Securities                                  2%              1%
-----------------------------------------------------------------------------------------
     Non-Agency Multiple Class Mortgage Pass-Throughs         1%              1%
-----------------------------------------------------------------------------------------
     Principal-Only Mortgage-Backed Securities                1%              2%
-----------------------------------------------------------------------------------------
     CMO Residuals                                            1%              1%
-----------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                                                               RATING % OF CORPORATES
                                                       ----------------------------------
     CREDIT RATING                                     JUNE 30, 1999    DECEMBER 31, 1998
-----------------------------------------------------------------------------------------
     AA or equivalent                                        23%             15%
-----------------------------------------------------------------------------------------
     A or equivalent                                         42%             40%
-----------------------------------------------------------------------------------------
     BBB or equivalent                                       30%             40%
-----------------------------------------------------------------------------------------
     BB or equivalent                                         5%              5%
-----------------------------------------------------------------------------------------

     In accordance with the Trust's primary investment objective of returning the initial offering price upon maturity, the Trust's portfolio management activity focused on adding securities which offer attractive yield spreads over Treasury securities and an emphasis on maturity dates approximating the Trust's termination date of December 31, 2005. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

     Consistent with the Trust's primary investment objective, the continual reinvestment of cash flows into shorter maturity securities over time as the Trust approaches its maturity date results in a natural reduction in the amount of net investment income generated by the Trust. Therefore, after careful evaluation of the current and anticipated level of the Trust's net investment income, the Board of Directors voted to reduce the Trust's monthly dividend from $0.0520833 ($0.6250 annualized) to $0.050 ($0.6000 annualized) effective with the March 31, 1999 dividend payment.

     During the reporting period, the most significant additions have been in the asset-backed security (ABS) sector and Treasuries. Additionally, the Trust maintained its significant weighting in investment grade corporate bonds and well-structured mortgage securities such as commercial mortgage-backed securities (CMBS). To finance these purchases, the Trust primarily sold corporates and mortgages to add liquidity so that the portfolio could participate in the new issue market for corporates and asset-backed securities, which are offering attractive yields relative to existing bonds.

     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Advantage Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                        /s/ Michael P. Lustig
--------------------                        ---------------------
Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BAT
--------------------------------------------------------------------------------
   Initial Offering Date:                                       April 27, 1990
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/99:                                 $9.6875
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/99:                                    $10.50
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/99 ($9.6875)1:              6.19%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                           $0.05
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                        $0.60
--------------------------------------------------------------------------------
1 Yield on Closing Stock Price is calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2 Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                       VALUE
RATING*   (000)          DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                         LONG-TERM INVESTMENTS--143.5%
                         MORTGAGE PASS-THROUGHS--5.6%
                         Federal Home Loan Mortgage Corp.,
         $  976+           6.50%, 8/1/25 - 10/1/25 .............    $   942,328
          1,962            9.50%, 1/1/05 .......................      2,013,320
              9          Federal National
                           Mortgage Association,
                           9.50%, 7/1/20 .......................          9,132
                         Government National
                           Mortgage Association,
          2,510+           8.00%, 1/15/26 - 7/15/27 ............      2,581,843
                                                                    ------------
                                                                      5,546,623
                                                                    ------------
                         MULTIPLE CLASS MORTGAGE
                         PASS-THROUGHS--15.6%
                         Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation
                           Certificates,
            331            Ser. 1490, Class 1490-SE,
                             4/15/08, (ARM) ....................        303,692
            125            Ser. 1541, Class 1541-TB,
                             7/15/23, (ARM) ....................        120,303
            144            Ser. 1655, Class 1655-SB,
                             12/15/08, (ARM) ...................        140,146
                         Federal National Mortgage Association,
                           REMIC Pass-Through Certificates,
          1,580            Trust 1992-43, Class 43-E,
                             4/25/22 ...........................      1,594,244
          3,683            Trust 1992-129, Class 129-J,
                             7/25/20 ...........................      3,517,265
          2,000+           Trust 1992-190, Class 190-S,
                             11/25/07, (ARM) ...................      1,955,400
          1,444            Trust 1993-193, Class 193-E,
                             9/25/23 ...........................        698,015
            364            Trust 1993-193, Class 193-PC,
                             9/25/23 ...........................        358,932
            870            Trust 1993-212, Class 212-SA,
                             11/25/08, (ARM) ...................        781,784
          2,005+           Trust 1993-214, Class 214-SL,
                             12/25/08, (ARM) ...................      1,871,765
          1,000            Trust 1994-13, Class 13-SM,
                             2/25/09, (ARM) ....................        931,250
            329            Trust 1994-37, Class 37-SC,
                             3/25/24, (ARM) ....................        322,876
            980            Trust 1994-72, Class 72-L,
                             4/25/24 ...........................        981,938
  AAA     2,000            New York City Mortgage Loan Trust,**
                             Ser. 1996, Class A-2,
                               6/25/11 .........................      1,945,000
                                                                    ------------
                                                                     15,522,610
                                                                    ------------
                         INTEREST ONLY MORTGAGE-BACKED SECURITIES--13.5%
  AAA    28,336          Credit Suisse First Boston
                           Mortgage Securities Corp.,**
                           Ser. 1997-C1, Class AX,
                             6/20/29 ...........................      2,573,541
                         Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation
                           Certificates,
          2,974            Ser. G-25, Class 25-S,
                             8/25/06 ...........................         69,500
          1,500            Ser. 1543, Class 1543-VU,
                             4/15/23 ...........................        394,327
            469            Ser. 1946, Class 1946-SN,
                             10/15/08 ..........................          7,151
          3,833            Ser. 2097, Class 2097-PY,
                             12/15/19 ..........................        625,293
                         Federal National Mortgage Association,
                           REMIC Pass-Through Certificates,
          2,500            Trust 1993-163, Class 163-PH,
                             3/25/22 ...........................        518,750
          2,312            Trust 1993-223, Class 223-PT,
                             10/25/23 ..........................        310,847
          2,500            Trust 1997-50, Class 50-HK,
                             8/25/27 ...........................        816,699
          6,755            Trust 1997-84, Class 84-PJ,
                             1/25/08 ...........................      1,563,331
          3,505            Trust 1998-44, Class 44-JI,
                             8/20/17 ...........................        396,461
          3,423            Trust 1998-62, Class 62-EI,
                             11/25/28 ..........................        526,361
  AAA    19,770          First Union-Lehman Brothers-Bank
                           of America,
                           Ser. 1998-C2, Class IO, 5/18/28 .....        761,303
          2,446          Government National Mortgage
                           Association,
                           Trust 1998-24, Class 24-IB,
                           5/20/23 .............................        544,276
  AAA    11,794          Merrill Lynch Mortgage Investors Inc.,
                           Ser. 1997-C2, Class IO,
                             12/10/29 ..........................        806,296
  AAA    15,741          Morgan (J.P.) Commercial Mortgage
                           Finance Corp.,**
                           Ser. 1997-C5, Class X,
                             9/15/29 ...........................      1,184,376
  AAA     3,494          Morgan Stanley Capital 1 Inc.,**
                           Ser. 1997-HF1, Class X,
                             6/15/17 ...........................        292,910

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                       VALUE
RATING*   (000)          DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                         INTEREST ONLY MORTGAGE-BACKED SECURITIES--(CONT'D)
  AAA  $135,000          Residential Funding Mortgage
                           Securities Inc.,
                           Ser. 1999-S14,
                             Class A5B, 7/25/29 ................    $ 2,109,375
                                                                    ------------
                                                                     13,500,797
                                                                    ------------
                         PRINCIPAL ONLY MORTGAGE-BACKED
                         SECURITIES--1.6%
                         Collateralized Mortgage
                           Obligation Trust,
  AAA       630            Trust 26, Class A, 4/23/17 ..........        525,219
  AAA        50            Trust 29, Class A, 5/23/17 ..........         39,679
            469          Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation
                           Certificates,
                           Ser. 1946, Class 1946-N,
                             10/15/08 ..........................        368,040
                         Federal National Mortgage Association,
                           REMIC Pass-Through Certificates,
          1,406            Trust 1993-225, Class 225-ME,
                             11/25/23 ..........................        560,642
            137            Trust 1997-85, Class 85-LE,
                             10/25/23 ..........................        120,223
                                                                    ------------
                                                                      1,613,803
                                                                    ------------
                         COMMERCIAL MORTGAGE-BACKED
                         SECURITIES--10.0%
  A+      1,000          Credit Suisse First Boston
                           Mortgage Securities Corp.,
                           Ser. 1995-AEW 1, Class C,
                             7.46%, 11/25/27 ...................        998,365
  AAA     1,000          Deutsche Mortgage and Asset
                           Receiving Corp.,
                           Ser. 1998-C1, Class A2,
                             6.54%, 2/15/08 ....................        965,838
  BBB     1,000          DLJ Mortgage Acceptance Corp.,**
                           Ser. 1997-CF1, Class B1,
                             7.91%, 4/15/07 ....................        971,620
  AAA        75          GMAC Commercial Mortgage
                           Securities Inc.,
                           Ser. 1998-C2, Class A2,
                             6.42%, 8/15/08 ....................         72,541
  AAA     1,000          Goldman Sachs Mortgage
                           Securities Corp.,
                           Ser. 1996-PL, Class A2,
                             7.41%, 2/15/27 ....................      1,009,831
  AAA       800          LTC Commercial Mortgage Corp.,**
                           Ser. 1996-1, Class A,
                             7.06%, 4/15/28 ....................        798,620
                         Merrill Lynch Mortgage Investors Inc.,
  BBB     1,000            Ser. 1995-C1, Class D,
                             7.95%, 5/25/15 ....................        982,881
  BBB       500            Ser. 1996-C1, Class D,
                             7.42%, 4/25/28 ....................        481,600
  AAA       350          Mortgage Capital Funding Inc.,
                           Ser. 1998-MC2, Class A2,
                             6.42%, 5/18/08 ....................        336,838
  AA        431          Salomon Brothers Mortgage
                           Securities Corp.,**
                           Ser. 1997-TZH, Class A1,
                             7.15%, 3/25/25 ....................        438,362
  AA      2,635          Sears Mortgage Securities Corp.,
                           Ser. 1993-7, Class S3,
                             10.47%, 4/25/08, (ARM) ............      2,453,007
  AAA       500          Structured Asset Securities Corp.,
                           Ser. 1996-CFL, Class B,
                             6.30%, 2/25/28                             503,279
                                                                    ------------
                                                                     10,012,782
                                                                    ------------
                         CORPORATE BONDS--15.3%
                         FINANCE & BANKING--9.7%
  A3      1,000          American Savings Bank,**
                           6.63%, 2/15/06 ......................        971,360
  A       1,452          Equitable Life Assurance
                           Society USA,**
                             Zero Coupon, 12/1/99 - 12/1/05 ....        998,039
  A       1,000          Lehman Brothers Holdings Inc.,
                           6.75%, 9/24/01 ......................        998,370
  BB+     1,000          Macsaver Financial Services Inc.,
                           7.88%, 8/1/03 .......................        830,000
  BBB+    1,900          PaineWebber Group Inc.,
                           7.88%, 2/15/03 ......................      1,957,494
                         Salomon Smith Barney Holdings Inc.,
  Aa3     1,000            6.75%, 1/15/06 ......................        980,670
  Aa3     1,425            7.98%, 3/1/00 .......................      1,445,463
  A-      1,485          Transamerica Finance Corp.,
                           6.75%, 6/1/00 .......................      1,489,381
                                                                    ------------
                                                                      9,670,777
                                                                    ------------
                         INDUSTRIALS--2.5%
  AA-     1,000          TCI Communications Inc.,
                           8.25%, 1/15/03 ......................      1,054,270
  Baa2    2,038          Union Pacific Corp.,**
                           Zero Coupon, 11/1/99 - 5/1/05 .......      1,455,254
                                                                    ------------
                                                                      2,509,524
                                                                    ------------
                         UTILITIES--1.0%
  A       1,000          Alltel Corp.,
                           7.50%, 3/1/06 .......................      1,025,980
                                                                    ------------
                         YANKEE--2.1%
  BBB-    1,000          Empresa Electric Guacolda SA,**
                           7.95%, 4/30/03 ......................        908,551
  BBB+      200          Empresa Electric Pehuhuenche,
                           7.30%, 5/1/03 .......................        193,219
  A-      1,000          Israel Electric Corp. Ltd.,**
                           7.25%, 12/15/06 .....................        958,610
                                                                    ------------
                                                                      2,060,380
                                                                    ------------
                         Total Corporate Bonds .................     15,266,661
                                                                    ------------

                         ASSET-BACKED SECURITIES--2.4%
  AAA       800          Chase Credit Card Master Trust,
                           Ser. 1997-5, Class A,
                           6.19%, 8/15/05 ......................        791,732


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
          AMOUNT                                                       VALUE
RATING*   (000)          DESCRIPTION                                  (NOTE 1)
--------------------------------------------------------------------------------
                         ASSET-BACKED SECURITIES--(CONT'D)
  NR      $ 422          Global Rated Eligible Asset Trust,**/***
                           Ser. 1998-A, Class A1,
                             7.33%, 3/15/06 ....................      $ 229,843
  AA        962          Pegasus Aviation Lease
                           Securitization,**
                           Ser. 1999-1A,  Class A1,
                             6.30%, 3/25/29 ....................        940,120
  NR        899          Structured Mortgage Asset
                           Residential Trust,**/***
                           Ser. 1997-3,
                             8.57%, 4/15/06 ....................        400,000
                                                                    ------------
                                                                      2,361,695
                                                                    ------------
                         U.S GOVERNMENT AND
                         AGENCY SECURITIES--15.9%
          1,095          Small Business Administration,
                           Ser. 1998-P10, Class 10A,
                             6.12%, 2/1/08 .....................      1,056,405
          6,216          Tennessee Valley Authority,
                           Zero coupon, 11/1/05 ................      4,193,811
                         United States Treasury Notes,
            400            5.50%, 5/15/09 ......................        390,748
         10,000++          6.63%, 3/31/02 ......................     10,248,400
                                                                    ------------
                                                                     15,889,364
                                                                    ------------
                         ZERO COUPON BONDS--57.1%
         12,407          Aid to Israel,
                           2/15/05 - 8/15/05                          8,675,663
                         Government Trust Certificates,
          5,220            Class 2-F, 5/15/05 ..................      3,651,755
         13,760            Class T-1, 5/15/05 ..................      9,377,578
         22,926++        Resolution Trust Funding Corp.,
                           7/15/05 .............................     15,989,280
         18,000++        United States Treasury Strips,
                           11/15/05 ............................     12,361,500
         10,000          Vanguard Prime Money Market Strip,
                           12/31/04 ............................      7,002,000
                                                                    ------------
                                                                     57,057,776
                                                                    ------------
                         TAXABLE MUNICIPAL BONDS--6.0%
  AAA     1,000          Alameda County California
                           Pension Obligation,
                           Zero coupon, 12/1/05 ................        653,700
  AAA     1,000          Alaska Energy Power
                           Authority Revenue,
                           Zero coupon, 7/1/05 .................        755,090
  AAA     1,433          Kern County California
                           Pension Obligation,
                           Zero coupon, 8/15/99 - 8/15/05 ......      1,014,543
                         Long Beach California
                           Pension Obligation,
  AAA     1,441            Zero coupon, 9/1/99 - 9/1/05 ........      1,018,351
  AAA       500            7.09%, 9/1/09 .......................        508,720
                         Los Angeles County California
                           Pension Obligation,
  AAA       406            Zero coupon, 12/31/99 - 6/30/05 .....        327,609
  AAA     1,000            6.77%, 6/30/05 ......................        654,170
  AAA     1,000            8.62%, 6/30/06 ......................      1,107,950
                                                                    ------------
                                                                      6,040,133
                                                                    ------------
                         COLLATERALIZED MORTGAGE
                         OBLIGATION RESIDUALS***--0.4%
             10          Federal Home Loan Mortgage Corp.,
                           Multiclass Mortgage Participation
                           Certificates,
                           Ser. 1035, Class 1035-R,
                             1/15/21 ...........................        375,000
                                                                    ------------
        NOTIONAL
         AMOUNT
          (000)          CALL OPTION PURCHASED--0.1%
        --------
         15,000          Interest Rate Swap,
                           5.60% over 3 month LIBOR,
                           expires 8/07/00
                           (cost $206,250)                               80,447
                                                                    ------------
                         Total Long-term investments
                           (cost $137,788,137)                      143,267,691

        PRINCIPAL
         AMOUNT
          (000)          SHORT-TERM INVESTMENT--1.4%
        ---------
                         DISCOUNT NOTES
          1,395          Federal Home Loan Mortgage Corp.,
                           4.60%, 7/1/99
                           (cost $1,395,000) ...................      1,395,000
                                                                    ------------
                         Total investments before outstanding
                           call options written
                           (cost $139,183,137) .................    144,662,691
        NOTIONAL
         AMOUNT
          (000)          CALL OPTION WRITTEN--(0.0%)
        ---------
        (24,000)         Interest Rate Swap,
                           3 month LIBOR over 5.50%,
                           expires 8/10/99
                           (premium received $147,000) .........            (53)
                                                                    ------------
                         Total investments, net of outstanding
                           call options written--144.9%
                           (cost $139,036,137) .................    144,662,638
                         Liabilities in excess of
                           other assets --(44.9)% ..............    (44,811,687)
                                                                    ------------
                         Net Assets--100% ......................    $99,850,951
                                                                    ============

-------------------------
   * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
  ** Securities restricted as to resale.
 *** Illiquid securities representing 1.0% of portfolio assets.
   + (Partial)  principal  amount pledged as collateral  for reverse  repurchase agreements.
  ++ Entire principal amount pledged as collateral for reverse repurchase agreements.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
          ARM    -- Adjustable Rate Mortgage.
          LIBOR  -- London InterBank Offer Rate.
          REMIC  -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT OF
ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $139,183,137)
  (Note 1) .............................................       $144,662,691
Interest receivable ....................................          1,045,826
Unrealized appreciation on interest rate swaps
  (Notes 1 and 3) ......................................                389
                                                               ------------
                                                                145,708,906
                                                               ------------

LIABILITIES
Reverse repurchase agreements (Note 4) .................         45,374,875
Interest payable .......................................            267,842
Other accrued expenses .................................            138,383
Investment advisory fee payable (Note 2) ...............             40,947
Due to custodian .......................................             27,666
Administration fee payable (Note 2) ....................              8,189
Call options written, at value (premium received
  $147,000) (Notes 1 and 3) ............................                 53
                                                               ------------
                                                                 45,857,955
                                                               ------------
NET ASSETS .............................................       $ 99,850,951
                                                               ============

Net assets were comprised of:
  Common stock, at par (Note 5) ........................         $   95,107
  Paid-in capital in excess of par .....................         87,354,396
                                                               ------------
 .......................................................         87,449,503
  Undistributed net investment income ..................          5,302,548
  Accumulated net realized gain ........................          1,472,010
  Net unrealized appreciation ..........................          5,626,890
 .......................................................       ------------
  Net assets, June 30, 1999 ............................       $ 99,850,951
                                                               ============
Net asset value per share:
  ($99,850,951 / 9,510,667 shares of
  common stock issued and outstanding) .................             $10.50
                                                                     ======


--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT
OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest earned (net of premium amortization
     of $903,603 and
     interest expense of $1,221,531) ......................     $ 3,640,633
                                                                -----------
Operating expenses
  Investment advisory .....................................         255,508
  Administration ..........................................          51,102
  Custodian ...............................................          29,000
  Reports to shareholders .................................          27,000
  Audit ...................................................          15,000
  Legal ...................................................          14,000
  Transfer agent ..........................................          12,000
  Directors ...............................................          11,000
  Registration ............................................           8,000
  Miscellaneous ...........................................           8,676
                                                                -----------
    Total operating expenses ..............................         431,286
                                                                -----------
Net investment income .....................................       3,209,347
                                                                -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 3)
Net realized gain (loss) on:
  Investments .............................................         303,836
  Futures .................................................         487,973
  Short sales .............................................         211,914
  Interest rate swaps .....................................         (50,708)
                                                                -----------
                                                                    953,015
                                                                -----------
Net change in unrealized appreciation (depreciation) on:
  Investments .............................................      (7,671,222)
  Options written .........................................         260,092
  Futures .................................................           7,136
  Short sales .............................................         333,514
  Interest rateswaps ......................................         (81,267)
                                                                -----------
                                                                 (7,151,747)
                                                                -----------
Net loss on investments ....................................     (6,198,732)
                                                                -----------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ................................    $(2,989,385)
                                                                ===========



See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

RECONCILIATION OF NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS TO NET CASH
  FLOWS PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting
  from operations ........................................     $ (2,989,385)
                                                               ------------
Decrease in investments ..................................        4,964,497
Net realized gain ........................................         (953,015)
Decrease in unrealized appreciation ......................        7,151,747
Increase in interest receivable ..........................          (81,985)
Decrease in deposits with brokers for
  investments sold short .................................        9,203,750
Decrease in unrealized appreciation of
  interest rate swap .....................................           81,267
Decrease in due to broker-variation
  margin .................................................           (6,593)
Decrease in payable for investments sold short ...........       (9,044,960)
Decrease in call options written .........................         (532,843)
Increase in interest payable .............................           31,181
Decrease in accrued expenses and other
  liabilities ............................................         (307,769)
                                                               ------------
  Total adjustments ......................................       10,505,277
                                                               ------------
Net cash flows provided by operating activities ..........     $  7,515,892
                                                               ============
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities: .........     $  7,515,892
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ..............       (4,676,585)
  Cash dividends paid ....................................       (2,892,663)
                                                               ------------
Net cash flows used for financing activities .............       (7,569,248)
                                                               ------------
  Net decrease in cash ...................................          (53,356)
  Cash at beginning of period ............................           53,356
                                                               ------------
  Cash at end of period ..................................     $         --
                                                               ============


--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED STATEMENTS OF
CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                  SIX MONTHS     YEAR ENDED
                                                ENDED JUNE 30,   DECEMBER 31,
                                                    1999            1998
                                                ------------    ------------

INCREASE (DECREASE) IN NET ASSETS

Operations:

  Net investment income ....................     $ 3,209,347      $6,466,933

  Net realized gain
    on investments .........................         953,015       2,115,335

  Net change in unrealized
    appreciation
      /(depreciation) on
      investments ..........................      (7,151,747)      1,766,310
                                                ------------    ------------


  Net increase (decrease)
  in net assets resulting from
    operations .............................      (2,989,385)     10,348,578

  Dividends from net investment
    income .................................      (2,397,319)     (5,943,827)
                                                ------------    ------------
    Total increase (decrease) ..............      (5,386,704)      4,404,751


NET ASSETS

Beginning of period ........................     105,237,655     100,832,904
                                                ------------    ------------

End of period ..............................    $ 99,850,951    $105,237,655
                                                ============    ============


See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                          SIX MONTHS ENDED                          YEAR ENDED DECEMBER 31,
                                                             JUNE 30,       -------------------------------------------------------
                                                               1999           1998        1997       1996        1995       1994
                                                               -----          -----       -----      -----       -----      -----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................   $ 11.07       $  10.60    $  10.10   $  10.49    $   9.00   $  10.73
                                                              -------       --------    --------   --------    --------   --------
  Net investment income (net of interest expense of $0.13,
    $0.28, $0.26, $0.22, $0.47 and $0.25, respectively) ...      0.33           0.68        0.76       0.57        0.74       0.53
  Net realized and unrealized gain (loss) .................     (0.65)          0.41        0.36      (0.33)       1.42      (1.53)
                                                              -------       --------    --------   --------    --------   --------
Net increase (decrease) from investment operations ........     (0.32)          1.09        1.12       0.24        2.16      (1.00)
                                                              -------       --------    --------   --------    --------   --------
Dividends from net investment income ......................     (0.25)         (0.62)      (0.62)     (0.63)      (0.67)     (0.73)
                                                              -------       --------    --------   --------    --------   --------
Net asset value, end of period* ...........................   $ 10.50       $  11.07    $  10.60   $  10.10    $  10.49   $   9.00
                                                              =======       ========    ========   ========    ========   ========
Market value, end of period* ..............................   $  9.69       $   9.81    $   9.38   $   8.63    $   8.63   $   7.75
                                                              =======       ========    ========   ========    ========   ========
TOTAL INVESTMENT RETURN+ ..................................      1.30%         11.03%      15.79%      7.30%      20.31%    (22.16%)
                                                              =======       ========    ========   ========    ========   ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses # ......................................      0.85%+++       0.91%       0.88%      0.91%       1.00%      1.06%
Net investment income .....................................      6.30%+++       6.23%       7.47%      5.80%       7.53%      5.38%
SUPPLEMENTALDATA:
Average net assets (in thousands) .........................  $102,743       $103,812    $ 97,493   $ 93,370    $ 93,044   $ 92,932
Portfolio turnover ........................................         6%            11%         31%        76%         94%       142%
Net assets, end of period (in thousands) ..................  $ 99,851       $105,238    $100,833   $ 96,028    $ 99,723   $ 85,567
Reverse repurchase agreements outstanding,
  end of period (in thousands) ............................  $ 45,375       $ 50,051    $ 48,275   $ 26,933    $ 48,581   $ 42,176
Asset coverage++ ..........................................  $  3,201       $  3,103     $ 3,089    $ 4,565    $  3,053   $  3,029

----------------
  * Net asset value and market value are published in BARRON'S each Saturday, THE NEW YORK TIMES and THE WALL STREET JOURNAL each Monday.
  # The ratios of operating expenses, including interest expense, to average net assets were 3.24%+++, 3.52%, 3.39%, 3.06%, 5.86% and 3.59%  for the  periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.24%+++, 3.71%, 3.52%, 3.52%, 5.97% and 3.66%, for the periods indicated above, respectively.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for less than a full year are not annualized.
 ++ Per $1,000 of reverse repurchase agreements outstanding.
+++ Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK ADVANTAGE TERM TRUST INC.
NOTES TO CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & POLICIES

The BlackRock Advantage ACCOUNTING Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share to investors on or shortly before December 31, 2005 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   On October 31, 1998, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BAT Subsidiary, Inc.These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after eliminattion of all intercompany transactions and balances.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

   In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively hedge positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at anytime or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1999.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. the asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains or losses.

   INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the

Trust accretes discount and amortizes premium on securities purchased using the interest method.

TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (the "Adviser"), a wholly owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

   The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.50% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets through December 31, 2000 and 0.08% from January 1, 2001 to the termination or liquidation of the Trust.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended June 30, 1999 aggregated $15,113,061 and $9,328,525, respectively.

   The Trust may invest up to 85% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At June 30, 1999, the Trust held 1.0% of its portfolio assets in illiquid securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at June 30, 1999 was $139,183,137 and, accordingly, net unrealized appreciation for federal income tax purposes was $5,479,554 (gross unrealized appreciation--$8,078,842; gross unrealized depreciation--$2,599,288).

   For federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1998 of approximately $2,735,000, of which $2,519,000 expires in 2004 and $216,000 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


   Details of open interest rate swaps at June 30, 1999 are as follows:

NOTIONAL                   FIXED/
 AMOUNT                  FLOATING      FLOATING     TERMINATION    UNREALIZED
  (000)      TYPE          RATE          RATE         DATE        APPRECIATION
--------    ------        -----        --------     ----------   --------------
$5,000   Floating Rate  3 Mo. T-Bill  3 Mo. LIBOR    9/10/03         $209
                        +80.25 bps
 5,000   Floating Rate  3 Mo. T-Bill  3 Mo. LIBOR    9/10/03          180
                        +81.75 bps
                                                                    -----
                                                                     $389
                                                                    =====

NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the six months ended June 30, 1999 was approximately $46,929,418 at a weighted average interest rate of approximately 4.92%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended June 30, 1999 was $51,006,335 as of January 31, 1999 which was 37.2% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the six months ended June 30, 1999.


NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. Of the 9,510,667 shares outstanding at June 30, 1999, the Adviser owned 10,667 shares.

NOTE 6. DIVIDENDS

Since June 30, 1999, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05 per share payable July 30, 1999 to shareholders of record on July 15, 1999.

--------------------------------------------------------------------------------
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan below net asset value.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The  Trust is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:
     (1) To elect three Directors as follows:

         DIRECTOR                                              CLASS           TERM          EXPIRING
         --------                                             ------           -----          -------
         Frank J. Fabozzi                                        I            3 years          2002
         Walter F. Mondale                                       I            3 years          2002
         Ralph L. Schlosstein                                    I            3 years          2002

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink, James Grosfeld and James Clayburn La Force, Jr.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                             VOTES FOR     VOTES AGAINST    ABSTENTIONS
                                                            ----------    ---------------  -------------
         Frank J. Fabozzi                                    7,426,786         --             147,640
         Walter F. Mondale                                   7,409,405         --             165,021
         Ralph L. Schlosstein                                7,429,875         --             144,551
         Ratification of Deloitte & Touche LLP               7,421,699       67,973            84,754

--------------------------------------------------------------------------------
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------


THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock Advantage Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 2005 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American Stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Adviser will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2005. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD?
DOES THE TRUST PAY DIVIDENDS REGULARLY?
The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets. Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse affect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSEsymbol: BAT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                    THE BLACKROCK ADVANTAGE TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


ADJUSTABLE RATE MORTGAGE-
  BACKED SECURITIES (ARMS):       Mortgage  instruments with interest rates that
                                  adjust at periodic intervals at a fixed amount
                                  over the market  levels of  interest  rates as
                                  reflected  in  specified  indexes.   ARMS  are
                                  backed by mortgage loans secured by real property.


ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CLOSED-END FUND:                   Investment  vehicle which  initially offers a
                                  fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

COLLATERALIZED MORTGAGE
OBLIGATIONS (CMOS):               Mortgage-backed   securities   which  separate
                                  mortgage  pools  into  short-,   medium-,  and
                                  long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):         Mortgage-backed  securities  secured or backed
                                  by mortgage  loans on  commercial  properties.

COMMERCIAL MORTGAGE
BACKED SECURITIES (CMBS):         Mortgage-backed  securities  secured or backed
                                  by mortgage  loans on  commercial  properties.

DISCOUNT:                         When a fund's net asset value is greater  than
                                  its stock price the fund is said to be trading at a discount.

DIVIDEND:                         This is income  generated by  securities  in a
                                  portfolio  and   distributed  to  shareholders
                                  after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders  may elect to have all  dividends
                                  and    distributions    of    capital    gains
                                  automatically   reinvested   into   additional
                                  shares  of the  Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  government,   or  one  of  its   agencies   or
                                  instrumentalities,  such as  GNMA  (Government
                                  National Mortgage Association),  FNMA (Federal
                                  National   Mortgage   Association)  and  FHLMC
                                  (Federal Home Loan Mortgage Corporation).

INVERSE-FLOATING RATE MORTGAGE:   Mortgage instruments with coupons that  adjust
                                  at periodic intervals according to a formula which sets inversely with a market level interest rate index.


INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities. Also known as a strip.

MARKET PRICE:                     Price per share of a  security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:            A mortgage  dollar  roll is a  transaction  in
                                  which   the   Trust   sells    mortgage-backed
                                  securities  for delivery in the current  month
                                  and  simultaneously  contracts  to  repurchase
                                  substantially  similar (although not the same)
                                  securities on a specified future date.  During
                                  the "roll" period,  the Trust does not receive
                                  principal   and   interest   payments  on  the
                                  securities,  but is compensated  for giving up
                                  these   payments  by  the  difference  in  the
                                  current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


MORTGAGE PASS-THROUGHS:           Mortgage-backed  securities  issued  by Fannie
                                  Mae, Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:     Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):            Net asset value is the total  market  value of
                                  all  securities  and other  assets held by the
                                  Trust, plus income accrued on its investments,
                                  minus  any   liabilities   including   accrued
                                  expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday, THE NEW
                                  YORK  TIMES  and THE WALL  STREET  JOURNAL  on
                                  Monday.


PRINCIPAL-ONLY SECURITIES:        Mortgage  securities  that  receive  only  the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a strip.


PROJECT LOANS:                    Mortgages    for    multi-family,    low-   to
                                  middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                        Securities    issued   in   connection    with
                                  collateralized   mortgage   obligations   that
                                  generally  represent the excess cash flow from
                                  the mortgage  assets  underlying the CMO after
                                  payment of principal and interest on the other
                                  CMO  securities  and  related   administrative
                                  expenses.

AGREEMENTS:
  REVERSE REPURCHASE In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.


STRIP MORTGAGE-BACKED
  SECURITIES:                     Arrangements  in  which  a pool of  assets  is
                                  separated   into  two  classes   that  receive
                                  different  proportions  of  the  interest  and
                                  principal    distributions   from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------




TAXABLE TRUSTS
--------------------------------------------------------------------------------


                                                                STOCK   MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                               ------    ------
The BlackRock Income Trust Inc.                                  BKT       N/A
The BlackRock North American Government Income Trust Inc.        BNA       N/A
The BlackRock High Yield Trust                                   BHY       N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                               BNN      12/99
The BlackRock Target Term Trust Inc.                             BTT      12/00
The BlackRock 2001 Term Trust Inc.                               BTM      06/01
The BlackRock Strategic Term Trust Inc.                          BGT      12/02
The BlackRock Investment Quality Term Trust Inc.                 BQT      12/04
The BlackRock Advantage Term Trust Inc.                          BAT      12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.        BCT      12/09


TAX-EXEMPT TRUSTS
--------------------------------------------------------------------------------


                                                                 STOCK  MATURITY
PERPETUAL TRUSTS                                                SYMBOL    DATE
                                                                ------   ------
The BlackRock Investment Quality Municipal Trust Inc.            BKN       N/A
The BlackRock California Investment Quality Municipal Trust Inc. RAA       N/A
The BlackRock Florida Investment Quality Municipal Trust         RFA       N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. RNJ       N/A
The BlackRock New York Investment Quality Municipal Trust Inc.   RNY       N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                   BMN      12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.             BRM      12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.  BFC      12/08
The BlackRock Florida Insured Municipal 2008 Term Trust          BRF      12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.    BLN      12/08
The BlackRock Insured Municipal Term Trust Inc.                  BMT      12/10








      IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL
                       BLACKROCK AT (800) 227-7BFM (7236)

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end funds. BlackRock manages over 470 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.











                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

--------------

BLACKROCK

--------------


DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

     The accompanying financial statements as of June 30, 1999 were not audited and accordingly, no opinion is expressed on them.

     This report is for shareholder information.

This is not a prospectus intended for use in the purchase or sale of any securities.

                     THE BLACKROCK ADVANTAGE TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM



[graphic omitted]Printed on recycled paper



    -----------
THE BLACKROCK
    -----------
ADVANTAGE
TERM TRUST INC.
=================================================
CONSOLIDATED
SEMI-ANNUAL REPORT
JUNE 30, 1999


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